UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21760

Name of Fund: BlackRock Multi-Strategy Hedge Advantage

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Multi-Strategy Hedge Advantage, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 03/31/07

Date of reporting period: 04/01/06 - 03/31/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Multi-Strategy                                               BLACKROCK
Hedge Advantage

ANNUAL REPORT | MARCH 31, 2007

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Multi-Strategy Hedge Advantage

Portfolio Information as of March 31, 2007

                                                                Percent of Total
Ten Largest Holdings                                               Investments
--------------------------------------------------------------------------------
Trivium Offshore Fund Ltd. .........................................   6.2%
Kinetics Fund Inc. .................................................   6.1
HBK Offshore Fund Ltd. .............................................   6.0
Drawbridge Global Macro Fund Ltd. ..................................   5.8
Campbell Global Assets Fund Ltd. ...................................   5.2
Hayground Cove Overseas Partners Ltd. ..............................   5.0
Aristeia International Ltd. ........................................   4.1
SR Phoenicia Inc. ..................................................   4.0
Altairis Offshore Ltd. .............................................   3.8
Bayswater Global Quant Alpha Fund Ltd. .............................   3.7
--------------------------------------------------------------------------------

                                                                   Percent of
Investments by Strategy                                            Net Assets
--------------------------------------------------------------------------------
Equity Opportunistic ...............................................  38.5%
Directional ........................................................  22.4
Multi-Strategy .....................................................  12.0
High Yield .........................................................   7.9
Event Driven .......................................................   6.0
Convertible Arbitrage ..............................................   5.7
Equity Neutral .....................................................   2.4
Other* .............................................................   5.1
--------------------------------------------------------------------------------

*     Includes other assets less liabilities.

Availability of Annual Stockholders Meeting

The Fund has determined that its annual stockholders meeting originally scheduled to be held in April 2007 will be postponed and will be held in September 2007. Proposals of stockholders intended to be presented at the meeting must be received by the Fund by June 15, 2007 for inclusion in the Fund's proxy statement and form of proxy for that meeting. The persons named as proxies in the proxy materials for the Fund's 2007 annual meeting of stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by July 1, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


2        BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        MARCH 31, 2007

A Letter to Shareholders

Dear Shareholder

For most financial markets, 2007 opened just as 2006 ended -- on a positive trajectory. At the end of February and into March, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, escalating geopolitical concerns in the Middle East and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally favorable global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed itself early in 2007 as economic data strengthened. Prices improved (and yields fell) again in February as equities struggled, but retrenched slightly in March. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.84% at the end of March 2007, while the one-month Treasury offered the highest yield on the curve at 5.07%.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now.

Notwithstanding some recent volatility, most major market indexes managed to post positive returns for the annual and semi-annual reporting periods ended March 31, 2007:

Total Returns as of March 31, 2007                                               6-month         12-month
=========================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                      + 7.38%         +11.83%
---------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                     +11.02          + 5.91
---------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                +14.85          +20.20
---------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                              + 2.76          + 6.59
---------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                   + 1.93          + 5.43
---------------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                                + 7.59          +11.82
---------------------------------------------------------------------------------------------------------

If recent market movements are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on the markets, please ask your financial professional for the latest issue of "What's Ahead in 2007: First Quarter Update," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                      Sincerely,


                                                      /s/ Robert C. Doll, Jr.

                                                      Robert C. Doll, Jr.
                                                      Fund President and Trustee


        BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        MARCH 31, 2007        3

A Discussion With Your Fund's Portfolio Managers

      We continued to favor disciplined, process-oriented, research-driven funds that, in our opinion, were well positioned to benefit from relatively benign global equity markets.

How did the Fund perform during the fiscal year?

For the 12-month period ended March 31, 2007, the Common Stock of BlackRock Multi-Strategy Hedge Advantage provided a total net investment return of +6.99% (not including a maximum distribution fee of 3%), based on a change in per share net asset value from $1.0486 to $1.0387, and assuming reinvestment of all distributions. For the same period, the Hedge Fund Research Inc. (HFRI) Fund of Funds Composite Index returned +8.43%, while the Standard & Poor's (S&P) 500 Index and the Lehman Brothers Aggregate Bond Index returned +11.83% and +6.59%, respectively.

Describe the market environment during the past year.

Equities posted positive double-digit returns for the year. In the second quarter of 2006, when the fiscal period began, stocks declined. Inflation data led to concerns that the U.S. Federal Reserve Board (the Fed) would raise interest rates. The fear of rising rates caused stock market volatility to increase, as measured by the Chicago Board Options Exchange S&P 500 Volatility Index (VIX). By the end of the quarter, however, the VIX had retreated back to near decade-low levels. Investors' aversion to risk contributed to a rotation away from small-cap stocks and toward large-cap stocks, resulting in small caps underperforming their large-cap counterparts.

In the third quarter, U.S. equities rebounded strongly. Diminished inflation concerns, primarily from declining crude oil prices, gave investors confidence that there would be no imminent rate increases. For the second straight quarter, large caps outperformed small caps. Non-U.S. markets rebounded as well. The positive momentum continued in the fourth quarter, with all the major U.S. equity indexes adding over 6%. Earnings growth, share buybacks and strong activity from private equity firms were all significant drivers. U.S. small-cap stocks outperformed large-cap stocks for the quarter, reversing the trend seen in the prior two quarters. Non-U.S. markets (particularly in Europe) outperformed U.S. markets. The MSCI Europe Index increased over 11%, driven by strong consumption and robust merger-and-acquisition (M&A) activity.

The first quarter of 2007 proved difficult for equities. On February 27, 2007, the U.S. equity market, as measured by the S&P 500 Index, fell 3.5%, its largest one-day decline since September 11, 2001. The Chinese market fell 9%, and equity markets in Latin America, South America, Europe and Asia followed China's lead. The equity market decline triggered a rally in U.S. Treasury issues, with interest rates declining across the curve (as bond prices correspondingly rose). Concerns in the subprime mortgage industry induced fears of a housing-related recession in the United States. The subsequent steepening in the front end of the Treasury yield curve was a manifestation of the market's concerns over moderating growth and persistent signs of inflation, combined with a decline in investor appetite for risk.

In the fixed income market, the U.S. Treasury curve steepened almost 50 basis points (.50%) in the front end between March 2006 and March 2007, but flattened from the six-month point forward. With overnight rates just over 5% and 30-year rates at 4.85%, the curve remained quite flat. There was little opportunity for extending maturities, or speculating on interrelated securities such as mortgages, Treasury issues, municipals and swaps. As a result, we did not invest in this area as a single strategy during the fiscal year.

How did the various alternative investment strategies fare amid these conditions?

Equity long/short strategies represented the largest exposure in the Fund during the fiscal year. Within this category, opportunistic and market-neutral strategies were strong contributors to performance. Managers with global emerging markets exposure performed well in the earlier part of the period, but some gains were given back as equity markets corrected at the end of February. Managers focused on U.S. markets took advantage of the fourth-quarter market rotation, when small cap outperformed large cap. A robust corporate merger market provided ample trading opportunities. Long positions in health care and consumer/retail drove the gains later in the period. The Fund's equity strategies closed out the period on a strong note relative to the weak performance in the global equity markets. Despite the weakness and extreme volatility, the Fund's equity managers were profitable on an aggregate basis. Managers endured the drop with superior stock selection and profits in the short book.

Event-driven strategies -- broadly consisting of high yield and distressed, corporate restructurings, reorganizations, spinoffs, special situations and capital structure arbitrage -- produced positive results for the period. Corporations flush with cash on their balance sheets provided the catalyst for a robust


4        BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        MARCH 31, 2007
environment in corporate transactions. On a regional basis, activity was strong in the U.S. and European markets. The combination of excess corporate cash, strong equity markets and tightening credit spreads provided a variety of opportunities. Bidding competitions on several existing deals allowed managers to capitalize on increased prices. As the period progressed, the majority of the deals occurred within the energy and steel industries amid ongoing consolidation activity. Equity event-driven funds continued to profit from exceptional corporate activity, including large leveraged buyouts (LBOs) sponsored by private equity firms hungry to put capital to work. Fewer opportunities were available in credit arbitrage and distressed. Early in the period, credit-oriented trades in the auto and airline sectors proved advantageous. Positions in autos and auto supplier managers, including Delphi, profited. At the end of the period, a spike in equity market volatility afforded trading opportunities for convertible managers focused on volatility-oriented trades.

The Fund's directional strategies included global macro trading and managed futures. After a strong start to the period, managers in this space ended the year mixed. At the beginning of the period, short positions in global bond futures were the best performers. Macro managers maintained a long bias to global equity positions that added to profits. Mid-year, foreign exchange and commodities contributed to performance. Specifically, the dollar declined against both the euro and the yen as market participants expected rate increases in Europe and Japan to occur at a quicker pace than in the United States. Most managers were short the U.S. dollar.

In the commodity sector, long positions in agriculture and energy profited. In the final six months of the period, foreign exchange proved difficult to trade, as many of the major currencies remained trendless and range bound. In late February, the global decline in equity markets impacted long-term trend followers that held long positions in these markets. U.S. equity, fixed income and foreign exchange markets all incurred losses with trend reversals.

What changes were made to the portfolio during the period?

The portfolio's assets under management grew from $42 million at March 31, 2006, to approximately $58 million at March 31, 2007. During the period, our allocation to equity long/short managers was relatively unchanged, based on our belief that strong bottom-up oriented stock pickers would continue to benefit from the environment in the upcoming months. We allocated capital to those managers with a global focus in the equity long/short and event-driven space, as we believed ample profit opportunities existed in Europe, Japan and Asia (ex-Japan). In the event-driven space, our exposure is to managers with a greater focus on Europe. Cash-affluent European corporations, private equity and LBO buyers have increased the pace and volume of cross-border transactions in Europe. Overall, we reduced our allocation to high yield managers, particularly those with outsized distressed credit exposure. Spreads and default rates are at or near cyclical lows, while companies are beginning to lever their balance sheets again to the benefit of shareholders.

At March 31, 2007, the Fund was comprised of 32 underlying managers, and its market exposure was broken down as follows: equity opportunistic (38.5%), directional (22.4%), multi-strategy (12.0%), high yield (7.9%), event driven (6.0%), convertible arbitrage (5.7%), equity neutral (2.4%) and other (5.1%).

How would you characterize the Fund's position at the close of the period?

We have positioned the portfolio to benefit from relatively benign global equity markets, with some Asian and emerging market equity exposure. Despite concerns over rising interest rates and elevated commodity prices, companies had strong balance sheets and continued to generate solid free cash flow. We expect companies to continue to engage in shareholder-friendly activities, such as stock buybacks, dividend increases, M&A and tender offers. We will look to increase our positions in Asia and Europe, where we perceive greater capital market inefficiencies. We believe that a diverse group of macro and CTA (Commodity Trading Advisors) managers can offer some insulation from sudden increases in market volatility. Furthermore, we believe that traditional fixed income arbitrage managers are facing a difficult environment given low volatility, tight credit and mortgage spreads and a flat yield curve. As such, we do not intend to actively allocate to this area.

Howard P. Berkowitz
Portfolio Manager

Anson H. Beard
Portfolio Manager

Christine Jurinich
Portfolio Manager

Edward Rzeszowski
Portfolio Manager

April 17, 2007


        BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        MARCH 31, 2007        5

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, and (b) operating expenses, including advisory fees, member services fees and other fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2006 and held through March 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                                     Expenses Paid
                                                                   Beginning                Ending                During the Period*
                                                                 Account Value           Account Value            October 1, 2006 to
                                                                October 1, 2006         March 31, 2007              March 31, 2007
====================================================================================================================================
Actual
====================================================================================================================================
BlackRock Multi-Strategy Hedge Advantage                            $1,000                  $1,062                      $15.10
====================================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================================
BlackRock Multi-Strategy Hedge Advantage                            $1,000                  $1,010                      $14.72
====================================================================================================================================

* Expenses are equal to the annualized expense ratio of 2.92%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal six months divided by 365.

Average Annual Total Return

                                              Return Without        Return With
                                               Sales Charge        Sales Charge*
================================================================================
One year ended 3/31/07                            +6.99%              +3.78%
--------------------------------------------------------------------------------
Inception (9/01/05)
through 3/31/07                                   +7.56               +5.51
--------------------------------------------------------------------------------

*     Maximum sales charge is 3%.

      Past results shown should not be considered a representation of future performance.


6        BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        MARCH 31, 2007

Schedule of Investments as of March 31, 2007                   (in U.S. dollars)

Strategy                            Portfolio Funds                                                            Value
======================================================================================================================
Convertible Arbitrage -- 5.7%       Aristeia International Ltd.                                            $ 2,237,238
                                    Waterstone Market Neutral Offshore Fund Ltd.                             1,048,775
                                                                                                           -----------
                                                                                                             3,286,013
======================================================================================================================
Directional --22.4%                 Bayswater Global Quant Alpha Fund Ltd.                                   2,028,960
                                    Campbell Global Assets Fund Ltd.                                         2,869,708
                                    Cornerstone International Value (Offshore) Fund Ltd.                     1,436,996
                                    Drawbridge Global Macro Fund Ltd.                                        3,185,996
                                    Graham Global Invest Fund 2 Ltd.                                         1,746,649
                                    Grossman Currency Fund Ltd.                                              1,757,631
                                                                                                           -----------
                                                                                                            13,025,940
======================================================================================================================
Equity Neutral -- 2.4%              Ventus US$ Double Leverage Fund                                          1,381,461
======================================================================================================================
Equity Opportunistic -- 38.5%       Altairis Offshore Ltd.                                                   2,089,984
                                    Cantillon Europe Ltd.                                                    1,550,691
                                    GCM Little Arbor Partners (Cayman) Ltd.                                  1,101,976
                                    Glenview Capital Partners Ltd.                                           1,954,301
                                    Hayground Cove Overseas Partners Ltd.                                    2,738,691
                                    Kinetics Fund Inc.                                                       3,377,042
                                    Maverick Levered Fund Ltd.                                                 731,347
                                    Neon Liberty Emerging Markets Fund Ltd.                                  1,785,482
                                    North Sound Legacy International Ltd.                                    1,438,026
                                    SR Phoenicia Inc.                                                        2,178,569
                                    Trivium Offshore Fund Ltd.                                               3,386,300
                                                                                                           -----------
                                                                                                            22,332,409
======================================================================================================================
Event Driven --6.0%                 Amber Fund Cayman Ltd.                                                   1,082,929
                                    Gruss Global Investors Ltd.                                              1,288,709
                                    York European Opportunities Unit Trust                                   1,137,814
                                                                                                           -----------
                                                                                                             3,509,452
======================================================================================================================
High Yield --7.9%                   Avenue Europe International Ltd.                                         1,581,218
                                    GoldenTree European Select Opportunities Ltd.                            1,057,302
                                    LibertyView Credit Opportunities Fund Ltd.                                 874,338
                                    Ore Hill International Fund Ltd.                                         1,078,075
                                                                                                           -----------
                                                                                                             4,590,933
======================================================================================================================
Multi-Strategy --12.0%              The Canyon Value Realization Fund (Cayman) Ltd.                            831,871
                                    HBK Offshore Fund Ltd.                                                   3,295,619
                                    OZ Europe Overseas Fund II Ltd.                                          1,033,244
                                    Sandelman Partners Multi-Strategy Fund Ltd.                              1,030,238
                                    York Investments Ltd.                                                      741,596
                                                                                                           -----------
                                                                                                             6,932,568
======================================================================================================================
Total Investments** (Cost -- $48,390,537*) -- 94.9%                                                         55,058,776
Other Assets Less Liabilities -- 5.1%                                                                        2,945,159
                                                                                                           -----------
Net Assets -- 100.0%                                                                                       $58,003,935
                                                                                                           ===========

* The cost and unrealized appreciation (depreciation) of investments as of March 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................     $56,018,235
                                                                    ===========
      Gross unrealized appreciation ...........................     $        --
      Gross unrealized depreciation ...........................        (959,459)
                                                                    -----------
      Net unrealized depreciation .............................     $  (959,459)
                                                                    ===========

**    Non-income producing securities.

      See Notes to Financial Statements.


        BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        MARCH 31, 2007        7

Statement of Assets and Liabilities

As of March 31, 2007
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in Portfolio Funds,* at value (identified cost -- $48,390,537) ...........                     $ 55,058,776
            Cash .................................................................................                          243,913
            Investments paid in advance ..........................................................                        4,900,000
            Investments sold receivable ..........................................................                        4,580,879
            Interest receivable ..................................................................                            5,609
            Prepaid expenses and other assets ....................................................                           26,999
                                                                                                                       ------------
            Total assets .........................................................................                       64,816,176
                                                                                                                       ------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Payables:
                Investment adviser ...............................................................    $    219,667
                Service agents ...................................................................          36,969          256,636
                                                                                                      ------------
            Loan payable .........................................................................                        3,200,000
            Redemptions payable ..................................................................                        2,091,640
            Subscriptions received in advance ....................................................                          640,710
            Distributions payable ................................................................                           89,279
            Loan interest payable ................................................................                           21,150
            Accrued expenses and other liabilities ...............................................                          512,826
                                                                                                                       ------------
            Total liabilities ....................................................................                        6,812,241
                                                                                                                       ------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ...........................................................................                     $ 58,003,935
                                                                                                                       ============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Shares, $.01 par value, unlimited number of shares authorized ........................                     $    558,411
            Paid-in capital in excess of par .....................................................                       55,859,604
            Unrealized appreciation on investments -- net ........................................    $  6,668,239
            Accumulated realized loss on investments -- net ......................................        (557,347)
            Distributions in excess of net investment income .....................................      (4,524,972)
                                                                                                      ------------
            Total accumulated earnings -- net ....................................................                        1,585,920
                                                                                                                       ============
            Net Assets ...........................................................................                     $ 58,003,935
                                                                                                                       ============
            Shares outstanding ...................................................................                       55,841,128
                                                                                                                       ============
            Net asset value per share ............................................................                     $     1.0387
                                                                                                                       ============

*     Non-income producing securities.

      See Notes to Financial Statements.


8        BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        MARCH 31, 2007

Statement of Operations

For the Year Ended March 31, 2007
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest .............................................................................                     $    100,985
                                                                                                                       ------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .............................................................    $    798,614
            Accounting and administration services ...............................................         249,658
            Offering costs .......................................................................         222,917
            Service agent fees ...................................................................         133,945
            Professional fees ....................................................................         109,482
            Printing and shareholder reports .....................................................          98,060
            Loan interest expense ................................................................          27,262
            Trustees' fees and expenses ..........................................................          18,000
            Custodian fees .......................................................................          13,900
            Other ................................................................................           3,140
                                                                                                      ------------
            Total expenses .......................................................................                        1,674,978
                                                                                                                       ------------
            Less expense reimbursement ...........................................................                         (120,558)
                                                                                                                       ------------
            Net expenses .........................................................................                        1,554,420
                                                                                                                       ------------
            Investment loss -- net ...............................................................                       (1,453,435)
                                                                                                                       ------------
===================================================================================================================================
Unrealized/Realized Gain -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Change in unrealized appreciation on investments -- net ..............................                        4,518,850
            Realized gain on investments -- net ..................................................                          734,826
                                                                                                                       ------------
            Total unrealized/realized gain -- net ................................................                        5,253,676
                                                                                                                       ------------
            Net Increase in Net Assets Resulting from Operations .................................                     $  3,800,241
                                                                                                                       ============

      See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                         For the      For the Period
                                                                                                       Year Ended     Sept. 1, 2005+
                                                                                                        March 31,      to March 31,
Increase in Net Assets                                                                                    2007            2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment loss -- net ...............................................................    $ (1,453,435)    $   (457,485)
            Change in unrealized appreciation on investments -- net ..............................       4,518,850        2,149,389
            Realized gain on investments -- net ..................................................         734,826               --
                                                                                                      -----------------------------
            Net increase in net assets resulting from operations .................................       3,800,241        1,691,904
                                                                                                      -----------------------------
===================================================================================================================================
Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net .............................................................      (4,333,584)              --
                                                                                                      -----------------------------
            Net decrease in net assets resulting from distribution to shareholders ...............      (4,333,584)              --
                                                                                                      -----------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Proceeds from issuance of Shares                                                            17,307,915       40,045,016
            Valuation of Shares issued to shareholders in reinvestment of distributions ..........       4,040,442               --
            Fair value of Shares tendered ........................................................      (4,569,957)         (78,042)
                                                                                                      -----------------------------
            Net increase in net assets derived from capital transactions .........................      16,778,400       39,966,974
                                                                                                      -----------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets .........................................................      16,245,057       41,658,878
            Beginning of year ....................................................................      41,758,878          100,000
                                                                                                      -----------------------------
            End of year* .........................................................................    $ 58,003,935     $ 41,758,878
                                                                                                      =============================
              * Accumulated investment loss -- net ...............................................    $ (4,524,972)    $   (241,193)
                                                                                                      =============================

+     Commencement of operations.

      See Notes to Financial Statements.


        BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        MARCH 31, 2007        9

Statement of Cash Flows

For the Year Ended March 31, 2007
=================================================================================================================
Cash Used for Operating Activities
-----------------------------------------------------------------------------------------------------------------
            Net increase in net assets resulting from operations ................................    $  3,800,241
                                                                                                     ------------
            Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
              Increase in investments paid in advance ...........................................      (1,600,000)
              in receivables and other assets ...................................................         669,482
              Increase in other liabilities .....................................................         115,696
              in unrealized appreciation on investments -- net ..................................      (4,518,850)
              Realized gain on investments -- net ...............................................        (734,826)
            Purchases of long-term securities ...................................................     (28,390,537)
            Sales of long-term securities .......................................................      14,253,947
                                                                                                     ------------
            Net cash used for operating activities ..............................................     (16,404,847)
                                                                                                     ------------
=================================================================================================================
Cash Provided by Financing Activities
-----------------------------------------------------------------------------------------------------------------
            Receipts from issuance of Shares
              (including subscriptions received in advance of $640,710) .........................      15,662,570
            Payments for distributions ..........................................................        (203,834)
            Payments for tender of Shares .......................................................      (2,556,360)
            Receipts from borrowings ............................................................       7,950,000
            Payments on borrowings ..............................................................      (4,750,000)
                                                                                                     ------------
            Net cash provided by financing activities ...........................................      16,102,376
                                                                                                     ------------
=================================================================================================================
Cash
-----------------------------------------------------------------------------------------------------------------
            Net decrease in cash ................................................................        (302,471)
            Cash at beginning of year ...........................................................         546,384
                                                                                                     ------------
            Cash at end of year .................................................................    $    243,913
                                                                                                     ============
=================================================================================================================
Cash Flow Information
-----------------------------------------------------------------------------------------------------------------
            Cash paid for interest ..............................................................    $      6,112
                                                                                                     ============

      See Notes to Financial Statements.


10        BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        MARCH 31, 2007

Financial Highlights

                                                                                                     For the        For the Period
                                                                                                    Year Ended    September 1, 2005+
    The following ratios have been derived from                                                      March 31,       to March 31,
    information provided in the financial statements.                                                  2007             2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .................................................  $     1.0486     $     1.0000
                                                                                                    --------------------------------
            Investment loss -- net*** ............................................................        (.0286)          (.0158)
            Unrealized/realized gain on investments ..............................................         .0999            .0644
                                                                                                    --------------------------------
            Total from investment operations .....................................................         .0713            .0486
                                                                                                    --------------------------------
            Less distributions:
                Investment income -- net .........................................................        (.0812)              --
                                                                                                    --------------------------------
            Total distributions ..................................................................        (.0812)              --
                                                                                                    --------------------------------
            Net asset value, end of period .......................................................  $     1.0387     $     1.0486
                                                                                                    ================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
            Total investment return ..............................................................          6.99%          4.86%@
                                                                                                    ================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
            Expenses .............................................................................          3.15%            5.68%*
                                                                                                    ================================
            Expenses net of reimbursement ........................................................          2.92%            3.00%*
                                                                                                    ================================
            Investment loss -- net ...............................................................         (2.73%)          (2.70%)*
                                                                                                    ================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .............................................  $     58,004     $     41,759
                                                                                                    ================================
            Portfolio turnover ...................................................................            37%               0%
                                                                                                    ================================

*     Annualized.
**    Total investment return excludes the effect of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return; not annualized.

      See Notes to Financial Statements.


        BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        MARCH 31, 2007        11

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Multi-Strategy Hedge Advantage (the "Fund") (formerly Multi-Strategy Hedge Advantage) is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers one class of shares, which may be sold with a front-end sales charge. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments in Portfolio Funds -- The Fund values its investments in Portfolio Funds at fair value in accordance with procedures established by the Board of Trustees. The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Fund calculates its month-end net asset value and net asset value per Share, may be subject to later adjustment, based upon information reasonably available at that time. The Fund will pay redemption proceeds, as well as calculate management fees, on the basis of net asset valuations determined using the best information available as of the valuation date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Fund has determined a net asset value, the Fund will generally not make any retroactive adjustment to such net asset value, or to any amounts paid based on such net asset value, to reflect a revised valuation.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Security transactions and investment income -- Portfolio Fund transactions are recorded on the effective dates of the transactions. Realized gains and losses on Portfolio Fund transactions are determined on the average cost basis. Interest income is recognized on the accrual basis.

(e) Cash balances -- The Fund maintains cash in the PNC interest-bearing money market account, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits. All interest income earned will be paid to the Fund.

(f) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $211,067 has been reclassified between paid-in capital in excess of par and accumulated net investment loss and $1,292,173 has been reclassified between undistributed realized gain on investments and accumulated net investment loss as a result of permanent differences attributable to non-deductible expenses and gains from the sale of stock of passive foreign investment companies. These reclassifications have no effect on net assets or net asset value per share.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.


12        BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        MARCH 31, 2007

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(h) Offering costs -- Direct costs related to the initial public offering of the Fund's Shares were deferred and were amortized over the 12 month period beginning with the commencement of operations. Offering costs associated with the ongoing sale of the Fund's Shares are expensed as incurred.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On September 22, 2006, shareholders of the Fund approved a new investment Advisory Agreement with BlackRock Advisors, Inc., an indirect, wholly owned subsidiary of BlackRock, Inc., which was reorganized into BlackRock Advisors, LLC ("BlackRock"). The new advisory agreement was effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, BlackRock has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of BlackRock, under which BlackRock pays the Sub-Adviser for services it provides, a fee equal to 74% of the management fee paid to BlackRock.

Prior to December 1, 2005, the Fund had entered into an Investment Advisory Agreement with MLIM. Effective December 1, 2005 and continuing through September 29, 2006, Merrill Lynch Alternative Investments LLC ("MLAI"), an indirect, wholly owned subsidiary of Merrill Lynch, was the investment adviser of the Fund.

BlackRock is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 1.50% of the average daily value of the Fund's net assets.

The Fund has also entered into a Member Services Agreement with FAM Distributors, Inc. ("FAMD" and the "Service Agent"), a subsidiary of ML & Co. FAMD provides or arranges for provision of ongoing investor and shareholder servicing. The Fund pays a monthly fee computed at the annual rate of .25% of the Fund's average month-end assets (the "Service Fee"). The Service Fee will be paid to the Service Agent to reimburse it for payments made to broker-dealers and financial advisors that have agreed to provide ongoing investor and shareholder servicing to shareholders of the Fund and for ongoing investor servicing activities performed by the Service Agent.

For the year ended March 31, 2007, FAMD received $419,914 in distribution fees on sales of shares in the Fund.

BlackRock had agreed to voluntarily cap the total annual expenses of the Fund at 0.25% per month (3.0% per year) until August 31, 2006.

In connection with the closing, the Fund's Transfer Agent became PFPC Inc., an affiliate of the Manager. In addition, BlackRock Distributors, Inc., an affiliate of BlackRock, Inc., became an additional distributor.

Prior to closing, certain officers and/or directors of the Fund were officers and/or directors of MLAI and/or ML & Co.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock and/or BlackRock, Inc.

3. Investments:

Purchases of investments for the year ended March 31, 2007 were $28,390,537.

Sales of investments for the year ended March 31, 2007 were $18,834,826.


        BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        MARCH 31, 2007        13

4. Capital Share Transactions:

An investor purchases Shares in the Fund and the Shares are offered at their net asset value. The minimum initial investment for each investor is $25,000 (net of any distribution fees) and the minimum additional investment is $10,000. An investor's subscription for Shares is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the Shares in a tender offering. No shareholder or other person holding Shares acquired from a shareholder will have the right to require the Fund to redeem the Shares. The Fund may, from time to time, repurchase Shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts and on terms and conditions as the Board of Trustees may determine in its sole discretion. BlackRock expects that it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from shareholders quarterly on the last business day of March, June, September and December.

Transactions in capital shares were as follows:

-------------------------------------------------------------------------------
For the Year                                                           Dollar
Ended March 31, 2007                                 Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................        16,435,537       $ 17,307,915
Reinvestments ............................         3,987,831          4,040,442
Shares tendered ..........................        (4,404,998)        (4,569,957)
                                                  -----------------------------
Net increase .............................        16,018,370       $ 16,778,400
                                                  =============================

-------------------------------------------------------------------------------
For the Period September 1,                                            Dollar
2005+ to March 31, 2006                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................        39,797,183       $ 40,045,016
Shares tendered ..........................           (74,425)           (78,042)
                                                  -----------------------------
Net increase .............................        39,722,758       $ 39,966,974
                                                  =============================
+     Commencement of operations.

5. Investments in Portfolio Funds:

The following table lists the Fund's investments in Portfolio Funds for the year ending March 31, 2007, none of which was a related party. The agreements related to investments in Portfolio Funds provide for the compensation in the form of management fees of 1% to 3% (per annum) of net assets and performance incentive fees or allocations of 20% to 25% of net profits earned.

Information about the underlying investments held by the Portfolio Funds is not readily available, so it is unknown whether the Portfolio Funds hold any single investment whereby the Fund's proportionate share exceeds 5% of the Fund's net assets at March 31, 2007.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Fees
                                     % of Fund's                         Net Income      -------------------------     Redemptions
Investments                       Total Fair Value   Fair Value            (Loss)        Management      Incentive      Permitted
-----------------------------------------------------------------------------------------------------------------------------------
Altairis Offshore                       3.8%         $2,089,984          $  217,989         1.5%            20%          Monthly
Amber Fund                              2.0           1,082,929              82,929         1.5             20          Quarterly
Aristeia International                  4.1           2,237,238             174,246           1             20          Quarterly
Avenue Europe International             2.9           1,581,218             137,484           2             20          Quarterly
Avenue International                     --(c)               --(c)           27,037           2             20          Quarterly
Bayswater Global Quant Alpha Fund       3.7           2,028,960              28,960           2             20           Monthly
Bridgewater Pure Alpha Fund I            --(f)               --(f)          (59,247)          2             20           Monthly
Campbell Global Assets Fund             5.2           2,869,708            (130,292)          2             20           Monthly
Cantillion Europe                       2.8           1,550,691              98,577         1.5             20           Monthly
Canyon Value                            1.5             831,871             100,633           2             20          Quarterly
Context Offshore Advantage Fund .        --(d)               --(d)           68,418         1.5             20          Quarterly
Cornerstone International               2.6           1,436,996            (134,771)          1             20           Monthly
CRG Partners                             --(e)               --(e)          (74,555)          2             20           Monthly
Denali Offshore                          --(d)               --(d)          (17,875)          2             25          Quarterly
The Drake Absolute Returns               --(d)               --(d)           78,768           2             20          Quarterly
Drawbridge Global Macro                 5.8           3,185,996             256,483           2             20          Quarterly
GCM Little Arbor Partners               2.0           1,101,976             132,017           2             20          Quarterly
Glenview Capital Partners               3.5           1,954,301             215,802           2             20          Quarterly
Golden Tree Opp II                       --(d)               --(d)          102,207           2             20        Semi-Annually
GoldenTree European
    Select Opportunities                1.9           1,057,302              66,765           2             20        Semi-Annually
Graham Global Investment Fund II         --(a)               --(a)          248,815           3             20           Monthly
Graham Global Investment Fund II
    Dis Port 2XL                        3.2           1,746,649               1,040           3             20           Monthly
Grinham Diversified                      --(e)               --(e)          141,210         1.5             20          Quarterly
Grossman Currency                       3.2           1,757,631             104,289           2             25           Monthly


14        BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        MARCH 31, 2007

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Fees
                                     % of Fund's                         Net Income      -------------------------     Redemptions
Investments                       Total Fair Value   Fair Value            (Loss)        Management      Incentive      Permitted
-----------------------------------------------------------------------------------------------------------------------------------
Gruss Global Investors                  2.3%           1,288,709         $   88,709         1.5%            20%         Quarterly
Hayground Cove Overseas Partners        5.0            2,738,691            372,805         1.5             20           Monthly
HBK Offshore Fund                       6.0            3,295,619            344,287           2             20          Quarterly
Kinetics Fund                           6.1            3,377,042            546,859        1.25             20           Monthly
LibertyView Credit Opportunities        1.6              874,338            174,337           1             20           Monthly
Litespeed Offshore                       --(d)                --(d)          87,699         1.5             20          Quarterly
Martin Currie Absolute Return            --(f)                --(f)        (147,924)        1.5             20           Monthly
Maverick Levered                        1.3              731,347            149,907           1             20          Quarterly
Neon Liberty Emerging Markets           3.2            1,785,482            272,578         1.5             20          Quarterly
North Sound Legacy International        2.5            1,438,026            (99,095)        1.5             20          Quarterly
The Obsidian                             --(a)                --(a)          18,194           1             20          Quarterly
Ore Hill International Fund             2.0            1,078,075            122,733         1.5             20        Semi-Annually
OZ Europe Overseas Fund II              1.9            1,033,244             33,243         2.5             20          Quarterly
PIMCO Absolute Return                    --(d)                --(d)          19,670           1             20          Quarterly
Salem Futures Fund                       --(e)                --(e)         (40,307)          1             20          Quarterly
Sandelman Partners
    Multi-Strategy Fund                 1.9            1,030,238             30,238           2             20          Quarterly
Smith Breeden                            --(c)                --(c)          17,367           1             20          Quarterly
SR Capital Partners                      --(b)                --(b)            (946)        1.5             20          Quarterly
SR Phoenicia                            4.0          $ 2,178,569            336,367           1             20           Monthly
Trivium Offshore                        6.2            3,386,300            483,135         1.5             20           Monthly
Vega Select Opportunities                --(c)                --(c)        (150,475)          2             20           Monthly
Ventus US$                              2.5            1,381,461            296,375           2             20           Monthly
Waterstone Market Neutral               1.9            1,048,775            135,678           2             20          Quarterly
York European Opportunities             2.1            1,137,814            155,239           2             20          Quarterly
York Global Value                        --(d)                --(d)          45,140           2             20          Quarterly
York Investment                         1.3              741,596             94,934           2             20          Quarterly
                                        -------------------------------------------
Total                                   100.0%       $55,058,776         $5,253,676
                                        ===========================================

(a)   The Fund fully redeemed from the Portfolio Funds as of July 31, 2006.
(b)   The Fund fully redeemed from the Portfolio Funds as of May 31, 2006.
(c)   The Fund fully redeemed from the Portfolio Funds as of October 31, 2006.
(d)   The Fund fully redeemed from the Portfolio Funds as of December 31, 2006.
(e)   The Fund fully redeemed from the Portfolio Funds as of March 31, 2007.
(f)   The Fund fully redeemed from the Portfolio Funds as of February 28, 2007.

6. Short-Term Borrowings:

The Fund, along with another BlackRock registered investment company, BlackRock Multi-Strategy Hedge Opportunities LLC, has jointly entered into a $20,000,000 revolving credit agreement with Citibank, N.A. Amounts borrowed under the credit agreement bear interest at a rate equal to, at the Fund's election, the federal funds rate plus 1.25% or a base rate, as defined in the credit agreement or the Euro dollar rate plus 1.25%. Through March 31, 2007, the Fund had weighted average borrowings of $386,301 and currently has a loan outstanding for $3,200,000. Interest rates on the borrowings for the year ended March 31, 2007 ranged from 6.54% to 6.55%

7. Risk Factors:

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults. No guarantee or representation is made that the investment program will be successful.

8. Distributions to Shareholders:

The tax character of distributions paid during the fiscal periods ended March 31, 2007 and March 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                             3/31/07     3/31/06
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ...................................      $4,333,584         --
                                                           ---------------------
Total taxable distributions .........................      $4,333,584         --
                                                           =====================


        BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        MARCH 31, 2007        15

Notes to Financial Statements (concluded)

As of March 31, 2007, the components of accumulated earnings on a tax basis were as follows:

------------------------------------------------------------------------------
Undistributed ordinary income -- net ........................      $ 3,102,726
Undistributed long-term capital gains -- net ................               --
                                                                   -----------
Total undistributed earnings -- net .........................        3,102,726
Capital loss carryforward ...................................               --
Unrealized losses -- net ....................................       (1,516,806)*
                                                                   -----------
Total accumulated earnings -- net ...........................      $ 1,585,920
                                                                   ===========

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and deferral of post-October capital losses.

9. Subsequent Event:

Throughout the normal course of business on May 1, 2007, there were additional proceeds of $1,341,921 from the issuance of shares by the Fund.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Multi-Strategy Hedge
Advantage:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Multi-Strategy Hedge Advantage (the "Fund") (formerly Multi-Strategy Hedge Advantage) as of March 31, 2007, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period September 1, 2005 (commencement of operations) through March 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the financial intermediaries. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Multi-Strategy Hedge Advantage as of March 31, 2007, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period September 1, 2005 through March 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

As explained in Note 1 to the financial statements, the financial statements include investments valued at $55,058,776, whose fair values have been estimated by management in the absence of readily determinable fair values. Management's estimates are based on information provided by the fund managers.

Deloitte & Touche LLP
Princeton, New Jersey
May 25, 2007


16        BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        MARCH 31, 2007

Officers and Trustees

                                                                                                     Number of
                                                                                                     Funds and
                                                                                                     Portfolios in   Other Public
                           Position(s)  Length of                                                    Fund Complex    Directorships
                           Held with    Time                                                         Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years         Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, Inc.,      122 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  Global Chief Investment Officer for Equities,       168 Portfolios
            08543-9011     Trustee               Chairman of the BlackRock Retail Operating
            Age: 52                              Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the funds
                                                 advised by Merrill Lynch Investment Managers, L.P.
                                                 ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                 funds") from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President of
                                                 MLIM and Fund Asset Management, L.P. ("FAM") from
                                                 2001 to 2006; Co-Head (Americas Region) thereof
                                                 from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") and
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") from 2001 to 2006;
                                                 Chief Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof from
                                                 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock Advisors, LLC, and its affiliates, act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates.
                  Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                  As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.
====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Trustee      2005 to  Professor of Finance and Economics at the Columbia  17 Funds        None
Beim**      Princeton, NJ               present  University Graduate School of Business since 1991;  24 Portfolios
            08543-9095                           Chairman of Outward Bound USA from 1997 to
            Age: 66                              Chairman of Wave Hill Inc., from 1990 to
                                                 2006; Trustee of Phillips Exeter Academy from
                                                 2002 to present.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Trustee      2005 to  Chief Financial Officer of JPMorgan & Co., Inc.     17 Funds        None
Flynn       Princeton, NJ               present  from 1990 to 1995 and an employee of JPMorgan in    24 Portfolios
            08543-9095                           various capacities from 1967 to 1995.
            Age: 67
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Trustee      2005 to  Deputy Dean for Academic Affairs, Harvard Business  17 Funds        None
Kester      Princeton, NJ               present  School since 2006; Mizuho Financial Group,          24 Portfolios
            08543-9095                           Professor of Finance, Harvard Business School;
            Age: 55                              Unit Head, Finance in 2005 to 2006; Senior
                                                 Associate Dean and Chairman of the MBA Program of
                                                 Harvard Business School, 1999 to 2005; Member of
                                                 the faculty of Harvard Business School since 1981;
                                                 Independent Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Trustee      2005 to  Partner of Robards & Company, LLC, a financial      17 Funds        AtriCure Inc.
Robards***  Princeton, NJ               present  advisory firm since 1987; formerly an investment    24 Portfolios   (medical
            08543-9095                           banker with Morgan Stanley for more than 10 years;                  devices)
            Age: 57                              Director of Enable Medical Corp. from 1996 to 2005;
                                                 Director of AtriCure, Inc., since 2000; Director
                                                 of the Cooke Center for Learning and Development, a
                                                 not-for-profit organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            *     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Audit Committee.
            ***   Chair of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------


        BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        MARCH 31, 2007        17

Officers and Trustees (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served     Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2005 to    Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
Burke       Princeton, NJ  President    present    Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
            08543-9011     and                     in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
            Age: 46        Treasurer               thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2005 to    Managing Director of BlackRock, Inc. and Fund Chief Compliance Officer since
Hiller      Princeton, NJ  Compliance   present    2006; Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
            08543-9011     Officer                 President and Chief Compliance Officer of MLIM (Americas Region) from 2004 to
            Age: 55                                2006; Chief Compliance Officer of the IQ Funds since 2004; Global Director of
                                                   Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing
                                                   Director and Global Director of Compliance at Citigroup Asset Management from
                                                   2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief
                                                   Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange Commission's Division of Enforcement in Washington,
                                                   D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2005 to    Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
Pellegrino  Princeton, NJ               present    2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with
            08543-9011                             MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
            Age: 47                                Princeton Services from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------

Custodian                                         Administrator & Escrow Agent

PFPC Trust Company                                PFPC Inc.
8800 Tinicum Boulevard                            Wilmington, DE 19809
3rd Floor, Suite 200
Philadelphia, PA 19153

--------------------------------------------------------------------------------
Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, with the U.S. Securities and Exchange Commission.
--------------------------------------------------------------------------------


18        BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        MARCH 31, 2007

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at
      http://www.blackrock.com/edelivery
2)    Log into your account


        BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        MARCH 31, 2007        19

BlackRock Multi-Strategy Hedge Advantage seeks high total return over a full market cycle through investments in hedge funds and other investment vehicles pursuing alternative investment strategies.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 866-878-2987 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock Multi-Strategy Hedge Advantage
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                       #MHA-3/07

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) David
           O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

           The registrant's board of directors has determined that David O. Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

           Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 14 years.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of one publicly held company and a non-profit organization.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ended March 31, 2007 - $31,000
                                    Fiscal Year Ended March 31, 2006 - $31,000

           (b) Audit-Related Fees - Fiscal Year Ended March 31, 2007 - $0
                                    Fiscal Year Ended March 31, 2006 - $4,000

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -           Fiscal Year Ended March 31, 2007 - $6,100
                                    Fiscal Year Ended March 31, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ended March 31, 2007 - $0
                                    Fiscal Year Ended March 31, 2006 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2) 0%

           (f) Not Applicable

           (g) Fiscal Year Ended March 31, 2007 - $3,016,200 Fiscal Year Ended March 31, 2006 - $3,754,550

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Proxy Voting Policies and Procedures

           Each Fund's Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund's portfolio securities. The Manager has adopted policies and procedures (the "Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager's interest and those of the Manager's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the "Committee"). The Committee, which is a subcommittee of the Manager's Equity Investment Policy Oversight Committee ("EIPOC"), is comprised of a senior member of the Manager's equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager's Legal Department appointed by the Manager's General Counsel. The Committee's membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Manager's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

           From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an "Affiliate"), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a "Client"), is involved. The Proxy Voting Procedures and the Manager's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager's normal voting guidelines or, on matters where the Manager's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Manager's fiduciary duties.

           In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Manager has adopted specific voting guidelines with respect to the following proxy issues:

           o Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

           o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

           o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

           o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

           o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

           o Routine proposals related to requests regarding the formalities of corporate meetings.

           o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

           o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

           Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended February 28 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of March 31, 2007.

           (a)(1)

           The BlackRock Fund of Funds Team is responsible for managing the Company's investments. Howard P. Berkowitz, Anson H. Beard, Christine Jurinich and Edward Rzeszowski are the portfolio managers responsible for investing the Company's assets. The Company's portfolio managers will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. Mr. Berkowitz is the head of the team and is responsible for overseeing the management of the Company's investments. Mr. Beard is responsible for evaluating potential long/short equity Portfolio Fund Managers and monitoring existing Portfolio Fund Managers, Ms. Jurinich is responsible for evaluating potential Portfolio Fund Managers and monitoring existing Portfolio Fund Managers, and Mr. Rzeszowski is responsible for evaluating potential Portfolio Fund Managers and monitoring existing Portfolio Fund Managers with a focus on managed futures, macro funds and statistical arbitrage.

           Mr. Berkowitz is a Managing Director of BlackRock, Inc. ("BlackRock") and a member of BlackRock's Management Committee. Mr. Berkowitz has more than 35 years of experience running private investment funds and funds of hedge funds. He joined BlackRock in April 2003 and has been the Company's portfolio manager since 2006. Prior to joining BlackRock, Mr. Berkowitz was the founder and managing partner of HPB Associates which he initially formed in 1979 as a traditional equity hedge fund. In 1967, Mr. Berkowitz co-founded and managed Steinhardt, Fine, Berkowitz & Co., one of the earliest and most highly successful entrants into the hedge fund industry.

           Mr. Beard is a Managing Director of BlackRock and has been a member of the Company's portfolio management team since 2006. Prior to joining BlackRock in 2004, Mr. Beard was the Founder, Managing Partner, and portfolio manager of Archimedes Capital Partners, LLC, a long/short equity hedge fund. From 1996 to 2000, Mr. Beard was an associate at Tiger Management LLC, focusing on basic industrial equities and commodities.

           Ms. Jurinich is a Managing Director of BlackRock and has been a member of the Company's portfolio management team since 2006. Ms. Jurinich has been a portfolio manager with BlackRock since 2003. Before taking on her current responsibilities in 2003, Ms. Jurinich was a member of the Account Management Group where she was responsible for developing and maintaining relationships with non-U.S. clients and for developing alternative investment products. Prior to joining BlackRock in 2002, Ms. Jurinich was responsible for investor relations and hedge fund research at Victus Capital LLC. From 2000 to 2001, she was responsible for manager research and recommendations relating to relative value managers at Alpha Investment Management LLC. She spent the prior year with Arista Group, where her duties included all aspects of due diligence and performance reporting. Ms. Jurinich began her career in 1993 with Allied Capital Asset Management.

           Mr. Rzeszowski joined BlackRock in 2006 as a member of the Fund of Fund's team and became part of the Company's portfolio management team at that time. Prior to joining BlackRock, Mr. Rzeszowski was a Director with the fund of funds team of MLIM LP. In this role, he was responsible for the selection and analysis of hedge funds with a focus on managed futures, macro funds and statistical arbitrage, and served as senior hedge fund analyst and portfolio manager for the Global Horizons I, L.P. and ML Global Horizons Ltd. Previously, Mr. Rzeszowski was a Senior Quantitative Analyst for the MLIM LP fund of funds team, responsible for risk management of the managed futures product line. He has held various positions in MLIM LP's finance department. His additional previous work experience includes OMR Systems Corporation (a financial investments service company), where he was responsible for the consolidation of managed futures risks.

           (a)(2) As of March 31, 2007:

                                                                                          (iii) Number of Other Accounts and
                              (ii) Number of Other Accounts Managed                        Assets for Which Advisory Fee is
                                   and Assets by Account Type                                      Performance-Based
                         Other                                                      Other
                       Registered          Other Pooled                           Registered        Other Pooled
(i) Name of            Investment           Investment             Other          Investment         Investment          Other
Portfolio Manager      Companies             Vehicles            Accounts         Companies           Vehicles         Accounts
                       ---------                                                  ---------
Howard P
Berkowitz                         1                    22                  5           0                         6               3
                     $  128,891,709        $2,132,900,183     $  308,307,475        $  0            $1,054,213,667  $  264,253,378
Anson H.
Beard                             1                    22                  5           0                         6               3
                     $  128,891,709        $2,132,900,183     $  308,307,475        $  0            $1,054,213,667  $  264,253,378
Christine
Jurinich                          1                    22                  5           0                         6               3
                     $  128,891,709        $2,132,900,183     $  308,307,475        $  0            $1,054,213,667  $  264,253,378
Edward
Rzeszowski                        1                    22                  5           0                         6               3
                     $  128,891,709        $2,132,900,183     $  308,307,475        $  0            $1,054,213,667  $  264,253,378

           (iv) Potential Material Conflicts of Interest

           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of March 31, 2007:

                  Portfolio Manager Compensation

           BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

           Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

           Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

           Long-Term Retention and Incentive Plan ("LTIP") --The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

           Deferred Compensation Program --A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his or her deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. Beginning in 2005, a portion of the annual compensation of certain senior managers is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

           Options and Restricted Stock Awards - BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

           Incentive Savings Plans --BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan
           (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

           Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock's officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Fund of Funds Team, such benchmarks include the S&P Hedge Fund Index and HFRI Fund of Funds Composite Index.

           The group of BlackRock's officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. This determination may take into consideration the fact that a benchmark may not perfectly correlate to the way the Registrant or other accounts are managed, even if it is the benchmark that is most appropriate for the Registrant or other account. For example, a benchmark's return may be based on the total return of the securities comprising the benchmark, but the Registrant or other account may be managed to maximize income and not total return. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

           (a)(4) Beneficial Ownership of Securities. As of March 31, 2007, none of Messrs. Berkowitz, Beard, Rzeszowski and Ms. Jurinich beneficially owns any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

           BlackRock Multi-Strategy Hedge Advantage


           By: /s/ Robert C. Doll, Jr.
               ----------------------------------------
               Robert C. Doll, Jr.,
               Chief Executive Officer of
               BlackRock Multi-Strategy Hedge Advantage

           Date: May 21, 2007

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


           By: /s/ Robert C. Doll, Jr.
               ----------------------------------------
               Robert C. Doll, Jr.,
               Chief Executive Officer of
               BlackRock Multi-Strategy Hedge Advantage

           Date: May 21, 2007


           By: /s/ Donald C. Burke
               ----------------------------------------
                  Donald C. Burke,
                  Chief Financial Officer of
                  BlackRock Multi-Strategy Hedge Advantage

           Date: May 21, 2007